Exhibit 99.1

CHENIERE ENERGY PARTNERS, L.P. NEWS RELEASE

Cheniere Partners Announces Offering of Senior Notes due 2036 and Senior Notes due 2056

Houston, Texas – May 26, 2026 – Cheniere Energy Partners, L.P. (“Cheniere Partners”) (NYSE: CQP) announced today that it intends to offer, subject to market and other conditions, Senior Notes due 2036 (the “CQP 2036 Notes”) and Senior Notes due 2056 (the “CQP 2056 Notes” and, together with the CQP 2036 Notes, the “Notes”).

Cheniere Partners intends to use the proceeds from the offering for general partnership purposes, which may include, among other things, the repayment, refinancing or redemption of its and its subsidiaries’ existing indebtedness (including Sabine Pass Liquefaction, LLC’s 5.00% Senior Secured Notes due 2027 (the “SPL 2027 Notes”)), funding capital expenditures, working capital and other business opportunities. This press release does not constitute an offer to purchase or a solicitation of an offer to sell the SPL 2027 Notes or a notice of redemption under the indenture governing the SPL 2027 Notes. The Notes will rank pari passu in right of payment with existing senior notes at Cheniere Partners, including the senior notes due 2029, the senior notes due 2031, the senior notes due 2032, the senior notes due 2033, the senior notes due 2034 and the senior notes due 2035.

The offer of the Notes has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements.” All statements, other than statements of historical or present facts or conditions, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding Cheniere Partners’ financial and operational guidance, business strategy, plans and objectives, including the development, construction and operation of liquefaction facilities, (ii) statements regarding Cheniere Partners’ anticipated quarterly distributions and ability to make quarterly distributions at the base amount or any amount, (iii) statements regarding regulatory authorization and approval expectations, (iv) statements expressing beliefs and expectations regarding the development of Cheniere Partners’ LNG terminal and liquefaction business, (v) statements regarding the business operations and prospects of third-parties, (vi) statements regarding potential financing arrangements, (vii) statements regarding future discussions and entry into contracts, and (viii) statements relating to our goals, commitments and strategies in relation to environmental matters. Although Cheniere Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Partners’ actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Partners’ periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Partners does not assume a duty to update these forward-looking statements.

CONTACTS:

Investors
Randy Bhatia	713-375-5479
Frances Smith	713-375-5753

Media Relations
Randy Bhatia	713-375-5479
Bernardo Fallas	713-375-5593